UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 25, 2021

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ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440

(Address of principal executive offices, including ZIP code)

(630) 410-4800

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2021, the Compensation Committee of the Board of Directors of Ulta Beauty, Inc. (the “Company”) approved new form of award agreements evidencing restricted stock units that vest in part based upon satisfaction of performance goals (“PSUs”) and stock options granted under the Company’s 2011 Incentive Award Plan in the forms attached hereto as Exhibits 10.1 and 10.2, respectively. Under the PSU agreement, the number of restricted stock units earned is determined based on satisfaction of earnings before income taxes (“EBT”) and revenue goals for the Company’s 2021 and 2022 fiscal years, with a target level performance cap if the Company’s total shareholder return for its 2021-2023 fiscal years is not positive. The PSUs also require a third year of time vesting. The stock options vest in 25% annual increments beginning March 15, 2022 and each anniversary thereafter through March 15, 2025.

Also on March 25, 2021, the Compensation Committee approved the following grants of PSUs (50% of award value), stock options (30% of award value) and restricted stock units (“RSUs”) (20% of award value) for the Company’s Chief Executive Officer and other named executive officers. Other than with respect to Ms. Dillon, the grants of PSUs and stock options are based on Exhibits 10.1 and 10.2, respectively, and the RSUs are based on the form of award agreement previously filed. The RSUs 100% cliff vest on March 15, 2024.

	Grant Date Fair Value of PSUs ($)	Grant Date Fair Value of Stock Options ($)	Grant Date Fair Value of RSUs ($)
Mary N. Dillon	2,600,000	1,560,097	1,040,260
David C. Kimbell	2,255,000	1,353,033	902,294
Scott M. Settersten	832,249	499,434	332,957
Jodi J. Caro	439,234	263,572	175,983
Jeffrey J. Childs	296,712	178,095	118,957

Ms. Dillon’s awards reflect her ongoing commitment and leadership in her role as Chief Executive Officer through June 2, 2021 and thereafter as Executive Chair of the Company’s Board of Directors. To further align her interests with the Company, Ms. Dillon retains her right to vest in her PSUs, stock options and RSUs at the same time and based on the same performance factors as other executives, as long as she continues to provide services as Chief Executive Officer through June 2, 2021, as Executive Chair of the Board through the Company’s annual meeting of stockholders in 2022 and, thereafter complies with certain non-compete, non-solicitation and confidential information covenants through the normal scheduled vesting date. Ms. Dillon’s PSU, stock option and time vesting RSU agreements are attached as Exhibits 10.3, 10.4 and 10.5, respectively, and the agreement which details the restrictive covenants is attached as Exhibit 10.6.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits listed in the Exhibit Index below are being filed herewith.

Exhibit No.	Description

10.1	New Form of Restricted Stock Unit Award Agreement—PSUs—under the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan.

10.2	New Form of Stock Option Agreement under the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan.

10.3	Restricted Stock Unit Award Agreement—PSUs—dated March 25, 2021, with Mary Dillon.

10.4	Stock Option Agreement dated March 25, 2021, with Mary Dillon.

10.5	Restricted Stock Unit Award Agreement dated March 25, 2021, with Mary Dillon.

10.6	Confidential Information & Restrictive Covenants Agreement with Mary Dillon.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: March 29, 2021	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel, Chief Compliance Officer & Corporate Secretary